UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2016

WILSON BANK HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-20402	62-1497076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

623 West Main Street Lebanon, Tennessee	37087
(Address of Principal Executive Offices)	(Zip Code)

(615) 444-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Second Amendment to Executive Salary Continuation Agreements

On September 26, 2016, Wilson Bank and Trust (the “Bank”), a wholly-owned subsidiary of Wilson Bank Holding Company, a Tennessee corporation (the “Company”), entered into amendments (the “Amendments”) to the Executive Salary Continuation Agreements, as previously amended and restated and thereafter amended, (the “Agreements”), by and between the Bank and each of Randall Clemons, Elmer Richerson, Lisa Pominski, Gary Whitaker and John C. McDearman, III (each, an “Executive” and collectively, the “Executives”).

The Amendments were entered into to extend the time period that benefits would be payable to an Executive under the Agreements following the Executive’s retirement after reaching age 65. Prior to the Amendments, the Agreements provided that these payments would continue for a period of 180 months following the Executive’s retirement after reaching age 65. The Amendments provide that if the benefits payable following the Executive’s retirement have been paid for 180 months and the Executive is still living at the end of such payment period, the benefits shall continue for the remainder of the Executive’s life. The description of the Amendments set forth herein is qualified in its entirety by reference to the Amendments, which are filed herewith as Exhibits 10.1 through 10.5 and are incorporated herein by reference.

Named Executive Officers Incentive Awards

On September 26, 2016, the Personnel Committee (the “Committee”) of the Board of Directors of the Company approved an award of non-qualified options to purchase shares of the Company’s common stock, $2.00 par value per share (“Common Stock”), and stock appreciation rights pursuant to the terms of the Company’s Amended and Restated 2016 Equity Incentive Plan (the “Plan”), which is filed herewith as Exhibit 10.6, to the following named executive officers:

Name	Title	Shares Subject to Option Grant	Stock Appreciation Rights
J. Randall Clemons	President and Chief Executive Officer of the Company; Chief Executive Officer of the Bank	2,500	7,500
H. Elmer Richerson	Executive Vice President of the Company; President of the Bank	2,500	7,500
Lisa Pominski	Chief Financial Officer of the Company and the Bank	1,250	3,750
Gary Whitaker	Executive Vice President of the Bank	1,250	3,750
John C. McDearman III	Executive Vice President of the Bank	5,000	—

The stock appreciation rights have a grant price equal to $40.25 per share (the “Grant Price”) and the non-qualified options to purchase Common Stock have a strike price of $40.25 per share. Both the stock appreciation rights and the non-qualified options are subject to time-based vesting, with 20%

vesting on each of the first five anniversaries of the grant date. Both the stock appreciation rights and the non-qualified options fully vest upon the named executive officer’s death, disability or retirement (or, in the case of Messrs. Clemons and Richerson, the later of their resignation as an employee or retirement as a director of the Company) or upon a change in control of the Company.

The stock appreciation rights will be settled in cash in an amount equal to the excess of the fair market value of one share of Common Stock on the exercise date over the Grant Price. The non-qualified options will be settled in shares of the Company’s Common Stock. Both the stock appreciation rights and the non-qualified options expire ten years from the date of grant and terminate immediately upon the named executive officer’s termination for cause (or, in the case of Messrs. Clemons and Richerson, the later of their termination for cause as an employee or removal as a director of the Company for cause).

The award agreements evidencing the stock appreciation rights and non-qualified options granted to the above-referenced employees include non-competition and non-solicitation covenants pursuant to which the award recipient has agreed for a period of twelve months following the termination of their employment (or, in the case of Messrs. Clemons and Richerson, the later of the termination of their employment or service on the Board) not to compete with the Company or the Bank in counties where the Bank has offices as well as Williamson County, Tennessee, or solicit employees or customers of the Bank with whom the award recipient had material contact within the one-year period prior to the termination of employment (or, in the case of Messrs. Clemons and Richerson, the later of the termination of their employment or service on the Board).

The foregoing summary is qualified in its entirety by reference to the form of Stock Appreciation Rights Agreement for employees, the form of Non-qualified Stock Option Agreement for employees, the form of Stock Appreciation Rights Agreement for employee directors, and the form of Non-qualified Stock Option Agreement for employee directors, copies of which are filed herewith as Exhibits 10.7, 10.8, 10.9 and 10.10, respectively, and are incorporated herein by reference.

Non-Employee Director Incentive Awards

On September 26, 2016, the Board of Directors of the Company approved an award of non-qualified options to purchase shares of the Company’s Common Stock and stock appreciation rights pursuant to the terms of the Plan to the following non-employee directors of the Company:

Name	Shares Subject to Option Grant	Stock Appreciation Rights
John B. Freeman	—	10,000
James F. Comer	2,500	7,500
William P. Jordan	10,000	—
James Anthony Patton	10,000	—
Jerry L. Franklin	—	10,000
Jack W. Bell	10,000	—
Charles Bell	—	10,000

The stock appreciation rights have a grant price equal to the Grant Price and the non-qualified options to purchase Common Stock have a strike price of $40.25 per share. Both the stock appreciation rights and the non-qualified options are subject to time-based vesting, with 20% vesting on each of the first five anniversaries of the grant date. Both the stock appreciation rights and the non-qualified options fully vest upon the director’s death, disability or retirement or upon a change in control of the Company.

The stock appreciation rights will be settled in cash in an amount equal to the excess of the fair market value of one share of Common Stock on the exercise date over the Grant Price. The non-qualified options will be settled in shares of the Company’s Common Stock. Both the stock appreciation rights and the non-qualified options expire ten years from the date of grant and terminate immediately upon the director’s removal from the Board for cause.

The award agreements evidencing the stock appreciation rights and non-qualified options granted to the above-referenced non-employee directors include non-competition and non-solicitation covenants pursuant to which the award recipient has agreed for a period of twelve months following the termination of his service on the Board not to compete with the Company or the Bank in counties where the Bank has offices as well as Williamson County, Tennessee, or solicit employees or customers of the Bank with whom the award recipient had material contact within the one-year period prior to the termination of his service on the Board.

The foregoing summary is qualified in its entirety by reference to the form of Stock Appreciation Rights Agreement for directors and the form of Non-qualified Stock Option Agreement for directors, copies of which are filed herewith as Exhibits 10.11 and 10.12, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to the Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.2	Second Amendment to the Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.3	Second Amendment to the Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.4	Second Amendment to the Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.5	Second Amendment to the Executive Salary Continuation Agreement dated as of January 1, 2006, by and between Wilson Bank and Trust and John C. McDearman III.

10.6	Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan

10.7	Form of Stock Appreciation Rights Agreement for employees under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.8	Form of Non-qualified Stock Option Agreement for employees under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.9	Form of Stock Appreciation Rights Agreement for employee directors under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.10	Form of Non-qualified Stock Option Agreement for employee directors under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.11	Form of Stock Appreciation Rights Agreement for directors under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.12	Form of Non-qualified Stock Option Agreement for directors under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

By:	/s/ Randall Clemons
Randall Clemons
Chief Executive Officer

Date: September 30, 2016

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to the Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and J. Randall Clemons.

10.2	Second Amendment to the Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Elmer Richerson.

10.3	Second Amendment to the Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Lisa T. Pominski.

10.4	Second Amendment to the Amended and Restated Executive Salary Continuation Agreement dated as of October 7, 2002, by and between Wilson Bank and Trust and Gary Whitaker.

10.5	Second Amendment to the Executive Salary Continuation Agreement dated as of January 1, 2006, by and between Wilson Bank and Trust and John C. McDearman III.

10.6	Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.7	Form of Stock Appreciation Rights Agreement for employees under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.8	Form of Non-qualified Stock Option Agreement for employees under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.9	Form of Stock Appreciation Rights Agreement for employee directors under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.10	Form of Non-qualified Stock Option Agreement for employee directors under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.11	Form of Stock Appreciation Rights Agreement for directors under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.

10.12	Form of Non-qualified Stock Option Agreement for directors under the Wilson Bank Holding Company Amended and Restated 2016 Equity Incentive Plan.